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                                                                   EXHIBIT 99.06

                                    CONSENT

   The undersigned does hereby consent to be named as a prospective director of Phillips Petroleum Company in the Joint Proxy Statement/Prospectus which forms a part of the Registration Statement on Form S-4 of Phillips Petroleum Company.

                                                 /s/ Thomas D. O'Malley
                                          -------------------------------------
                                                   Thomas D. O'Malley

March 6, 2001